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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):       November 13, 2003
                                                  ------------------------------


                            ELCOM INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-27376              04-3175156
----------------------------        -------------       ------------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)


10 Oceana Way            Norwood, Massachusetts                       02062
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:        (781) 440-3333
                                                    ----------------------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

    (a)  Not applicable

    (b)  Not applicable

    (c)  Exhibits

         NUMBER      DESCRIPTION
         ------      -----------

         99.1        News Release, dated November 13, 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         -----------------------------------------------------------

         On November 13, 2003 Elcom International, Inc. issued a news release regarding its quarterly earnings. A copy of this news release is furnished with this Current Report on Form 8-K as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ELCOM INTERNATIONAL, INC.


                                         By: /s/ Robert J. Crowell
                                             -----------------------------------
                                             Robert J. Crowell
                                             Chairman and CEO


Date: November 17, 2003




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                                  EXHBIT INDEX
                                  ------------


 Exhibit        Description of Exhibit
 -------        ----------------------

  99.1          News Release, dated November 13, 2003